UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report amends our Current Report on Form 8-K filed on March 29, 2017 (the “Original 8-K”). This Form 8-K/A is being filed to include the Commitment Letter entered into in connection with the Merger Agreement. Defined terms in this Form 8-K/A shall have the meanings ascribed to such terms in the Original 8-K.

Item 1.01 Entry into a Material Definitive Agreement

The paragraph under the header “Commitment Letter” in Item 1.01 of the Original 8-K is hereby amended and restated as follows:

Commitment Letter

In connection with the Merger Agreement, MaxLinear entered into a debt commitment letter (the “Commitment Letter”), dated as of March 28, 2017, with JPMorgan Chase Bank, N.A. (“JPMCB”), Deutsche Bank AG New York Branch (“DBNY” and, together with JPMCB, the “Initial Lenders”) and Deutsche Bank Securities Inc. (“DBSI”), pursuant to which the Initial Lenders have committed to provide a secured term loan facility in an aggregate principal amount of up to $425,000,000, subject to the satisfaction of certain customary closing conditions (the “Debt Financing”). The facilities are available (i) to finance the Merger, refinance certain existing indebtedness of Exar and its subsidiaries, and fund all related transactions, (ii) to pay fees and expenses incurred in connection therewith and (iii) for working capital and general corporate purposes. Under the terms of the Commitment Letter, the JPMCB and DBSI will act as joint lead arrangers and joint bookrunning managers in connection with the Debt Financing. The definitive documentation governing the Debt Financing has not been finalized, and, accordingly, the actual terms may differ from the description of such terms in the Commitment Letter. The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The list of exhibits in Item 9.01(d) of the Original 8-K is hereby amended and restated as follows:

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 28, 2017, by and among MaxLinear, Inc., a Delaware corporation, Exar Corporation, a Delaware corporation, and Eagle Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of MaxLinear. [1,2]

10.1	Debt Commitment Letter by and among MaxLinear, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank AG New York Branch, and Deutsche Bank Securities Inc., dated as of March 28, 2017

99.1	Form of Support Agreement by and between MaxLinear, Inc. and certain stockholders of Exar Corporation dated March 28, 2017 [2]

99.2	Form of Support Agreement by and between MaxLinear, Inc. and Simcoe Capital Management, LLC and the other signatories thereto dated March 28, 2017 [2]

99.3	Joint Press Release issued by MaxLinear, Inc. and Exar Corporation dated March 29, 2017 [2]

1	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MaxLinear agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.
2	Filed with MaxLinear, Inc.’s Current Report on Form 8-K filed on March 29, 2017 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2017	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Kishore Seendripu
Kishore Seendripu
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 28, 2017, by and among MaxLinear, Inc., a Delaware corporation, Exar Corporation, a Delaware corporation, and Eagle Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of MaxLinear. [1,2]

10.1	Debt Commitment Letter by and among MaxLinear, INc., JPMorgan Chase Bank, N.A., Deutsche Bank AG New York Branch, and Deutsche Bank Securities Inc., dated as of March 28, 2017

99.1	Form of Support Agreement by and between MaxLinear, Inc. and certain stockholders of Exar Corporation dated March 28, 2017 [2]

99.2	Form of Support Agreement by and between MaxLinear, Inc. and Simcoe Capital Management, LLC and the other signatories thereto dated March 28, 2017 [2]

99.3	Joint Press Release issued by MaxLinear, Inc. and Exar Corporation dated March 29, 2017 [2]

1	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MaxLinear agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.
2	Filed with MaxLinear, Inc.’s Current Report on Form 8-K filed on March 29, 2017 and incorporated herein by reference.